LOCK BOX AGREEMENT

LOCK BOX AGREEMENT, dated as of 1st day of September, 2005 (this "Agreement"), among General Steel Holdings Inc., a Nevada corporation (the "Company"), each of the shareholders of the Company listed on the signature pages to this Agreement (each, a “Shareholder” and, collectively, the “Shareholders”), and ____________, a _________, as lock box agent (the "Lock Box Agent").

W I T N E S E T H:

WHEREAS, the Company and each of the Shareholders have entered into a Subscription Agreement dated as of September 1st, 2005 (each, a "Subscription Agreement"; capitalized terms not defined herein have the meanings ascribed to them in the Subscription Agreements) pursuant to which the Shareholders purchased from the Company, and the Company sold the Shareholders, Common Shares of the Company, upon the terms and subject to the conditions set forth in the Subscription Agreements;

WHEREAS, it is contemplated under the Subscription Agreements that the Company will deposit or cause to be deposited into an account an appropriate amount to complete the Repurchase from any amounts it receives from assuming any debt obligations or the issuance and/or sale of debt or debt securities after the Closing (each such amount, the “Sale Proceeds” and, collectively, the “Escrow Amount”) to be held and disbursed by the Lock Box Agent in accordance with Section 5 of this Agreement; and

WHEREAS, a copy of the Subscription Agreements has been delivered to the Lock Box Agent, and the Lock Box Agent is willing to act as the Lock Box Agent hereunder;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and in the Subscription Agreements, and intending to be legally bound hereby, the parties hereby agree as follows:

SECTION 1. Appointment and Agreement of Lock Box Agent. The Company and the Shareholders hereby appoint the Lock Box Agent to serve as, and the Lock Box Agent hereby agrees to act as, lock box agent upon the terms and conditions of this Agreement.

SECTION 2. Establishment of the Escrow Fund. (a) Pursuant to Section 6.1(b) of each Subscription Agreement, each time the Company shall receive Sale Proceeds, it shall deliver to the Lock Box Agent by wire transfer in immediately available funds such Sale Proceeds on the first business day after it receives such funds. The Lock Box Agent shall hold each of the Sale Proceeds and all interest or other amounts earned thereon (the "Escrow Fund") in escrow pursuant to this Agreement.

(b) The Company confirms to the Lock Box Agent and to the Shareholders that the Escrow Fund is free and clear of all encumbrances except as may be created by this Agreement and the Subscription Agreements.

SECTION 3. Purpose of the Escrow Fund. The Escrow Amount will be held by the Lock Box Agent to fund the obligations of the Company to make payments to each Shareholder with respect to the Company’s repurchase of such Shareholder’s Shares pursuant to Section 6.1 of each respective Subscription Agreement.

SECTION 4. Shareholders’ Percentage Interest in Escrow Fund. Attached hereto as Schedule A is a schedule listing each Shareholder and such Shareholder’s initial interest in the Escrow Fund (expressed as a percentage, based on the number of Shares of the Company held by such Shareholder immediately after Closing (each a “Shareholder Percentage”)). Schedule A may be amended by the Lock Box Agent upon receipt of a joint written instruction from the Company and the Shareholders.

SECTION 5. Payments from the Escrow Fund. The Lock Box Agent shall release the Escrow Amount as follows:

(a)  Upon and only upon receipt of a joint written instruction from the Company and the Shareholders, the Lock Box Agent shall release to the Company and Shareholders, as applicable, by wire transfer of immediately available funds, the amounts specified therein to be disbursed to such parties; or

(b) At least fifteen (15) days prior to, but not more than twenty (20) days prior to, the Repurchase Date, the Company shall deliver to the Shareholders a certificate executed by its Chief Financial Officer describing (i) all issuances of Common Shares purchased by investors pursuant to the Offering, (ii) all amounts it received from the assumption any debt obligations or the issuance and/or sale of debt or debt securities after the Closing and (iii) any stock splits, dividends, subdivisions, combinations, reclassifications or other similar transaction in accordance with Section 6.1 of the Subscription Agreement on or prior to the Repurchase Date. At least ten (10) days prior to the Repurchase Date, [Shareholder’s Name], a Shareholder (“XXX”), will prepare, or cause to be prepared, and deliver to the Company a calculation of the Total Shareholder Distribution Proceeds (defined below) and the Company will deliver such calculation to each Shareholder. The Total Shareholder Distribution Proceeds shall be calculated by multiplying (i) the total number of Common Shares sold by the Company in connection with the Offering by (ii) the Repurchase Price. XXX’s calculation of the Total Shareholder Distribution Proceeds shall be final, conclusive and binding. On the day prior to the Repurchase Date, XXX shall notify the Lock Box Agent in writing of the Total Shareholder Distribution Proceeds. If the Lock Box Agent receives notice from a Shareholder that such Shareholder wishes to have its Shares repurchased, on the Repurchase Date, the Lock Box Agent shall release to such Shareholder, by wire transfer in immediately available funds to the account designated in Exhibit D to each Subscription Agreement or such other account as the Shareholder has designated, in accordance with each Shareholder’s Shareholder Percentage, an amount equal to the product of (i) the Total Shareholder Distribution Proceeds multiplied by (ii) such Shareholder’s Shareholder Percentage. Within five (5) business days following payment to the Shareholders pursuant to the preceding sentence, the Lock Box Agent shall release to the Company, by wire transfer of immediately available funds, all funds then remaining in the Escrow Account (minus all applicable fees, costs and expenses).

SECTION 6. Liquidation of the Escrow Fund. Whenever the Lock Box Agent shall be required to make payment from the Escrow Fund, the Lock Box Agent shall pay such amounts by liquidating the investments of the Escrow Fund to the extent necessary to pay such amounts in full and in cash.

SECTION 7. Maintenance of the Escrow Fund; Termination of the Escrow Fund. The Lock Box Agent shall continue to maintain the Escrow Fund until the termination of this Agreement. Notwithstanding any other provision of this Agreement to the contrary, at any time prior to the termination of the Escrow Fund, the Lock Box Agent shall, if so instructed in a joint writing signed by the Company and the Shareholders, pay from the Escrow Fund to the Company or the Shareholders, as directed in such writing, the amount of cash so instructed (and if such cash is not available, shall liquidate such investments of the relevant Escrow Fund as are necessary to make such payment).

SECTION 8. Investment of Escrow Fund. (a)  The Lock Box Agent shall invest and reinvest moneys on deposit in the Escrow Fund, unless joint written notice to the contrary is received from the Company and the Shareholders, in any combination of the following: (i) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or readily marketable obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (ii) insured certificates of deposit of, or time deposits with, any commercial bank that is a member of the Federal Reserve System and which issues (or the parent of which issues) commercial paper rated as described in clause (iii), is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1 billion, or (iii) commercial paper in an aggregate amount of no more than $1,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States, rated at least “Prime-1” (or the then equivalent grade) by Moody’s Investors Services, Inc. or “A-1” (or the then equivalent grade) by Standard & Poors, Inc.

(b)  The Lock Box Agent shall have the power to sell or liquidate the foregoing investments whenever the Lock Box Agent shall be required to distribute the Escrow Fund pursuant to the terms of this Agreement or as otherwise contemplated in this Agreement. The Lock Box Agent shall have no responsibility or liability for any diminution of the funds held in the Escrow Fund which may result from any investment made pursuant to this Escrow Agreement, including any losses on any investment required to be liquidated prior to maturity in order to make a payment or distribution required hereunder.

SECTION 9. Assignment of Rights to the Escrow Fund; Assignment of Obligations; Successors. This Agreement may not be assigned by operation of Law or otherwise without the express written consent of the other parties hereto (which consent may be granted or withheld in the sole discretion of such other parties). This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns.

SECTION 10. Lock Box Agent. (a) Except as expressly contemplated by this Agreement or by joint written instructions from the Company and the Shareholders, the Lock Box Agent shall not sell, transfer or otherwise dispose of in any manner all or any portion of the Escrow Fund, except pursuant to an order of a court of competent jurisdiction.

(b) The duties and obligations of the Lock Box Agent shall be determined solely by this Agreement, and the Lock Box Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement.

(c) In the performance of its duties hereunder, the Lock Box Agent shall be entitled to rely upon any document, instrument or signature believed by it in good faith to be genuine and signed by any party hereto or an authorized officer or agent thereof, and shall not be required to investigate the truth or accuracy of any statement contained in any such document or instrument. The Lock Box Agent may assume that any person purporting to give any notice in accordance with the provisions of this Agreement has been duly authorized to do so.

(d) The Lock Box Agent shall not be liable for any error of judgment, or any action taken, suffered or omitted to be taken, hereunder except in the case of its gross negligence, bad faith or willful misconduct. The Lock Box Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

(e) The Lock Box Agent shall have no duty as to the collection or protection of the Escrow Fund or income thereon, nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any such funds actually in its possession.

(f) As compensation for its services to be rendered under this Agreement, for each year or any portion thereof, the Lock Box Agent shall receive a fee in the amount specified in Schedule B to this Agreement. Except to the extent related to a breach of its obligations under this Agreement or its own negligence or willful misconduct, the Lock Box Agent shall be reimbursed upon request for all expenses, disbursements and advances, including reasonable fees of outside counsel, if any, incurred or made by it in connection with the preparation of this Agreement and the carrying out of its duties under this Agreement. All such fees and reimbursed expenses shall be borne by the Company.

(g) The Lock Box Agent (and any successor lock box agent) may at any time resign as such by delivering the Escrow Fund to any successor lock box agent mutually designated by the Company and the Shareholders in writing, or to any court of competent jurisdiction, whereupon the Lock Box Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement.

SECTION 11. Termination. This Escrow Agreement shall terminate on the date on which there are no funds remaining in the Escrow Fund.

SECTION 12. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by cable, by telecopy, by telegram, by telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 12):

(a)     if to the Company:

General Steel Holdings Inc.
________________________
________________________

Facsimile: ________________
Attention: ________________

with a copy to:

________________________
________________________
________________________
Facsimile: ________________
Attention: ________________

(b)     if to the Shareholders:

________________________
________________________
________________________
Facsimile: ________________
Attention: ________________

with a copy to:

________________________
________________________
________________________
Facsimile: ________________
Attention: ________________

(c)     if to the Lock Box Agent, to:
________________________
________________________
________________________
Facsimile: ________________
Attention: ________________

SECTION 13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within that State.

SECTION 14.  Amendments. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, the Company, the Shareholders and the Lock Box Agent.

SECTION 15. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

SECTION 16. Entire Agreement. This Agreement and the Subscription Agreements constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the Company, the Shareholders and the Lock Box Agent with respect to the subject matter hereof.

SECTION 17. No Third Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

SECTION 18. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 19. Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

GENERAL STEEL HOLDINGS INC.

By ________________________________
Name: Title:

SHAREHOLDERS:

By ________________________________
Name: Title:

By ________________________________
Name: Title:

By ________________________________
Name: Title:

[LOCK BOX AGENT]:

By ________________________________
Name: Title:

SCHEDULE A

[Shareholder Percentages]

SCHEDULE B

[Lock Box Agent Fees]